THE MASTERS' SELECT FUNDS

                       SUPPLEMENT DATED SEPTEMBER 25, 2001
                       TO PROSPECTUS DATED APRIL 30, 2001

FOR THE SHAREHOLDERS OF THE MASTERS' SELECT VALUE FUND ONLY:

The following is inserted after the last paragraph under "PRINCIPAL STRATEGIES" on page 11 of the Prospectus:

     And, to a much smaller extent, the Fund also invests in Distressed Companies by purchasing securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.

     The Funds investments in Distressed Companies typically involve the purchase of junk bonds, bank debt or other indebtedness of such companies. The Funds generally make such investments to achieve capital appreciation, rather than to seek income.

     The Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The following is inserted after the last paragraph under "PRINCIPAL RISKS" on page 12 of the Prospectus:

     The Fund may invest a portion of its assets in securities of Distressed Companies. Debt obligations of Distressed Companies typically are unrated, lower rated, in default or close to default and may become worthless.

     The Fund's investments in Distressed Companies typically involve the purchase of junk bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Funds generally make such investments to achieve capital appreciation, rather than to seek income.

     The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

                            THE MASTERS' SELECT FUNDS

                       SUPPLEMENT DATED SEPTEMBER 25, 2001

                     TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2001


THE FOLLOWING IS INSERTED AFTER THE SECTION "RISKS OF INVESTING IN LOWER-RATED DEBT SECURITIES" ON PAGE B-3 OF THE STATEMENT OF ADDITIONAL INFORMATION:

RISKS OF INVESTING IN DISTRESSED COMPANIES

From time to time, the Masters' Select Value Fund may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of Reorganizing Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the U.S. Securities and Exchange Commission (SEC), and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Fund purchases loans from national and state chartered banks as well as foreign banks. The Fund normally invests in the Indebtedness of a company which Indebtedness has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Fund also may purchase trade claims and other direct obligations or claims (Trade Claims) of Reorganizing Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.